                                                                    EXHIBIT 10.4

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


     THIS STOCK OPTION AGREEMENT (the "Agreement") dated as of ______________ ("Grant Date"), is between Career Education Corporation, a Delaware corporation (the "Company"), and _______________, a _______________ of the Company (the
"Participant").

     WHEREAS, the Company desires, by affording the Participant an opportunity to purchase shares of the Company's Common Stock as hereinafter provided, to carry out the purposes of the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"); and

     WHEREAS, the Committee has duly made all determinations necessary or appropriate to the grants hereunder; and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

1.  Definitions.
    -----------

     For purposes of this Agreement, the definitions of terms contained in the Plan hereby are incorporated by reference, except to the extent that any term is specifically defined in this Agreement.

2.  Grant of Option, Option Price and Term.
    --------------------------------------

          (a) The Company hereby grants to the Participant, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (the "Option") to purchase ________ shares of the Common Stock of the Company ("Option Shares") on the terms and conditions herein set forth. Participant shall have all the rights and obligations as provided for in this Agreement.

          (b) For each of the Option Shares purchased, the Participant shall pay to the Company $________ per share (the "Option Price"). Accordingly, the aggregate Option Price to exercise all of the Option is $________ ("Aggregate Option Price").

          (c) The term of this Option shall be a period of ten (10) years from the Grant Date (the "Option Period"). The termination of the Option Period shall result in the termination and cancellation of the Option. In no event shall the Option be exercisable for any period greater than the Option Period. During the Option Period, the Option shall be exercisable in accordance with the determination of the Committee, but in no event later than the earlier of (i) the date the Option is vested or (ii) immediately prior to a Change in Control.

          (d) Subject to Sections 2(e) and 2(f) below, unvested options shall be forfeited at termination of employment for any reason. The percentage of Options which are vested and which will not be forfeited at termination of employment (unless such termination is for Cause) shall be determined in accordance with the following schedule:

                                              Cumulative Percentage of
                   Date                       Option Shares Vested
     ---------------------------------------------------------------------------

          _____ Anniversary                        _____%

          _____ Anniversary                        _____%

          _____ Anniversary                        _____%

          _____ Anniversary                        _____%

          (e) Notwithstanding the foregoing Section 2(d), all Options shall be 100% vested if any of the following events occur:

                 (i)  a Change in Control, or


                (ii) a Participant's Termination of Employment for any reason other than a voluntary resignation or quit by the Participant or Termination for Cause.

          (f)  Any portion of the Option which is not vested, pursuant to
     Section 2(d) or 2(e), as of a Participant's Termination of Employment is cancelled simultaneously with the date of such Termination of Employment.

          (g) The Option granted hereunder is, to the extent permitted by law, designated as an Incentive Stock Option, as such term is defined in Section 422 of the Internal Revenue Code.

          (h) The Company shall not be required to issue any fractional Option Shares.

3.   Termination of Option.  With respect to vested Option Shares:

          (a) If a Participant incurs a Termination of Employment due to any reason other than Cause, the vested Option shall continue in effect for the remainder of the term.

          (b) If the Participant incurs a Termination of Employment which is for Cause, the Option shall terminate immediately.

The death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

4. Exercise. The Option shall be exercisable during the Participant's lifetime only by the Participant (or his or her guardian or legal representative), and after the Participant's death only by the Representative. The Option may only be exercised by the delivery to the Company of a properly completed written notice, in form satisfactory to the Committee, which notice shall specify the number of Option Shares to be purchased and the aggregate Option Price for such shares, together with payment in full of such aggregate Option Price. Payment shall only be made:

          (a)  in cash or by check;

          (b) with the prior written approval of the Committee, by the delivery to the Company of a valid and enforceable stock certificate (or certificates) representing shares of Common Stock held by the Participant, which is endorsed in blank or accompanied by an executed stock power (or powers) and guaranteed in a manner acceptable to the Committee;

          (c)  by a loan extended by the Company;

          (d) in cash by a broker-dealer to whom the Participant has submitted a notice of exercise; or

          (e) in any combination of (a), (b), (c) or (d).

If any part of the payment of the Option Price is made in shares of Common Stock, such shares shall be valued by using their Fair Market Value as of their date of delivery.

     The Option shall not be exercised unless there has been compliance with all the preceding provisions of this Paragraph 4, and, for all purposes of this Agreement, the date of the exercise of the Option shall be the date upon which there is compliance with all such requirements.

5. Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, the Participant shall be required to pay such amount to the Company, as provided in the Plan.

6. Requirements of Law; Registration and Transfer Requirements. The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any provision of any law or regulation of any governmental authority applicable to the Company. This Option and each and every obligation of the Company hereunder are subject to the requirement that the Option may not be exercised or performed, in whole or in part, unless and until the Option Shares are listed, registered or qualified, properly marked with a legend or other notation, or otherwise restricted, as is provided for in the Plan.

7. Adjustments/Change in Control. In the event of a Change in Control or other corporate restructuring provided for in the Plan, the Participant shall have such rights, and the Committee shall take such actions, as provided in the Plan.

8. Nontransferability. A Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of an Option to his parents, spouse or descendants, to any trust for the benefit of the foregoing or to a partnership the interest of which are principally for the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants. An Option and any interest in the Option may not otherwise be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner without the prior written consent of the Company, and any such attempted sale, assignment, conveyance, gift, pledge, hypothecation or transfer other than as permitted herein shall be null and void.

9. Plan. Notwithstanding any other provision of this Agreement, the Option is granted pursuant to the Plan, as shall be adopted by the Company, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no provision of the Plan shall deprive the Participant, without the Participant's consent, of the Option or of any of Participant's rights under this Agreement. The reasonable interpretation and construction by the Committee of the Plan, this Agreement and the Option, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan, shall be final and binding upon the Participant.

10. Stockholder Rights. Until the Option shall have been duly exercised to purchase such Option Shares and such shares have been officially recorded as issued on the Company's official stockholder records, no person or entity shall be entitled to vote, receive distributions or dividends or be deemed for any purpose the holder of any Option Shares, and adjustments for dividends or otherwise shall be made only if the record date therefor is subsequent to the date such shares are recorded and after the date of exercise and without duplication of any adjustment.

11. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall give the Participant any right to continue in the employ of the Company or any of its Affiliates, create any inference as to the length of employment of the Participant, affect the right of the Company or its Affiliates to Terminate the Employment of the Participant, with or without cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any of its Affiliates.

12. Disclosure Rights. The Company shall have no duty or obligation to affirmatively disclose to the Participant or a Representative, and the Participant or Representative shall have no right to be advised of, any material information regarding the Company or an Affiliate at any time prior to, upon or in connection with the exercise of an Option.

13. Changes in Company's Capital Structure. The existence of the Option shall not affect in any way the right or authority of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14. Investment Representation and Agreement. If, in the opinion of counsel for the Company, a particular representation is required under the Securities Act of 1933 or any other applicable federal or state law, or any regulation or rule of any governmental agency, the Company may require such representations as the Company reasonably may determine to be necessary.

15. Governing Law. This Agreement and the Option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois (other than its laws respecting choice of law).

16. Entire Agreement. This Agreement, together with the Plan, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

17. Amendment. Any amendment to this Agreement shall be in writing and signed by the Company and the Participant.

18. Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

19. Counterparts. This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

20. Notices. Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Secretary of the Company, at its then corporate headquarters, and to the Participant at his address as shown on the Company's records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time.

21. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

22. Severability. If any provision of this Agreement shall for any reason by held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

23. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed on the Participant or a Representative, and all rights granted to the Company hereunder, shall be binding upon the Participant's or the Representative's heirs, legal representatives and successors.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has hereunto set his hand, all as of the day and year first above written.

                         CAREER EDUCATION CORPORATION

                         By:
                            ----------------------------

                         -------------------------------
                                       Title


                         PARTICIPANT:


                         -------------------------------

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------


     THIS STOCK OPTION AGREEMENT (the "Agreement") dated as of ______________ ("Grant Date"), is between Career Education Corporation, a Delaware corporation (the "Company"), and _______________, a _______________ of the Company (the
"Participant").

     WHEREAS, the Company desires, by affording the Participant an opportunity to purchase shares of the Company's Common Stock as hereinafter provided, to carry out the purposes of the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"); and

     WHEREAS, the Committee has duly made all determinations necessary or appropriate to the grants hereunder; and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

1.   Definitions.

     For purposes of this Agreement, the definitions of terms contained in the Plan hereby are incorporated by reference, except to the extent that any term is specifically defined in this Agreement.

2.   Grant of Option, Option Price and Term.

          (a) The Company hereby grants to the Participant, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (the "Option") to purchase ________ shares of the Common Stock of the Company ("Option Shares") on the terms and conditions herein set forth. Participant shall have all the rights and obligations as provided for in this Agreement.

          (b) For each of the Option Shares purchased, the Participant shall pay to the Company $________ per share (the "Option Price"). Accordingly, the aggregate Option Price to exercise all of the Option is $________ ("Aggregate Option Price").

          (c) The term of this Option shall be a period of ten (10) years from the Grant Date (the "Option Period"). The termination of the Option Period shall result in the termination and cancellation of the Option. In no event shall the Option be exercisable for any period greater than the Option Period. During the Option Period, the Option shall be exercisable in accordance with the determination of the Committee, but in no event later than the earlier of (i) the date the Option is vested or (ii) immediately prior to a Change in Control.

          (d) Subject to Sections 2(e) and 2(f) below, unvested options shall be forfeited at termination of employment for any reason. The percentage of Options which are vested and which will not be forfeited at termination of employment (unless such termination is for Cause) shall be determined in accordance with the following schedule:

                                              Cumulative Percentage of
                 Date                         Option Shares Vested
     --------------------------------------------------------------------

          _____ Anniversary                            _____%

          _____ Anniversary                            _____%

          _____ Anniversary                            _____%

          _____ Anniversary                            _____%

          (e) Notwithstanding the foregoing Section 2(d), all Options shall be 100% vested if any of the following events occur:

               (i)  a Change in Control, or

               (ii) a Participant's Termination of Employment for any reason other than a voluntary resignation or quit by the Participant or a Termination for Cause.

          (f)  Any portion of the Option which is not vested, pursuant to
     Section 2(d) or or 2(e), as of a Participant's Termination of Employment is cancelled simultaneously with the date of such Termination of Employment.

          (g) The Option granted hereunder is designated as a Non-Qualified Stock Option.

          (h) The Company shall not be required to issue any fractional Option Shares.

3.   Termination of Option.  With respect to vested Option Shares:

          (a) If a Participant incurs a Termination of Employment due to any reason other than Cause, the vested Option shall continue in effect for the remainder of the term.

          (b) If the Participant incurs a Termination of Employment which is for Cause, the Option shall terminate immediately.

The death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

4. Exercise. The Option shall be exercisable during the Participant's lifetime only by the Participant (or his or her guardian or legal representative), and after the Participant's death only by the Representative. The Option may only be exercised by the delivery to the Company of a properly completed written notice, in form satisfactory to the Committee, which notice shall specify the number of Option Shares to be purchased and the aggregate Option Price for such shares, together with payment in full of such aggregate Option Price. Payment shall only be made:

          (a)  in cash or by check;

          (b) with the prior written approval of the Committee, by the delivery to the Company of a valid and enforceable stock certificate (or certificates) representing shares of Common Stock held by the Participant, which is endorsed in blank or accompanied by an executed stock power (or powers) and guaranteed in a manner acceptable to the Committee;

          (c)  by a loan extended by the Company;

          (d) in cash by a broker-dealer to whom the Participant has submitted a notice of exercise; or

          (e)  in any combination of (a), (b), (c) or (d).

If any part of the payment of the Option Price is made in shares of Common Stock, such shares shall be valued by using their Fair Market Value as of their date of delivery.

     The Option shall not be exercised unless there has been compliance with all the preceding provisions of this Paragraph 4, and, for all purposes of this Agreement, the date of the exercise of the Option shall be the date upon which there is compliance with all such requirements.

5. Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, the Participant shall be required to pay such amount to the Company, as provided in the Plan.

6. Requirements of Law; Registration and Transfer Requirements. The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any provision of any law or regulation of any governmental authority applicable to the Company. This Option and each and every obligation of the Company hereunder are subject to the requirement that the Option may not be exercised or performed, in whole or in part, unless and until the Option Shares are listed, registered or qualified, properly marked with a legend or other notation, or otherwise restricted, as is provided for in the Plan.

7. Adjustments / Change in Control. In the event of a Change in Control or other corporate restructuring provided for in the Plan, the Participant shall have such rights, and the Committee shall take such actions, as provided in the Plan.

8. Nontransferability. A Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of an Option to his parents, spouse or descendants, to any trust for the benefit of the foregoing or to a partnership the interest of which are principally for the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants. An Option and any interest in the Option may not otherwise be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner without the prior written consent of the Company, and any such attempted sale, assignment, conveyance, gift, pledge, hypothecation or transfer other than as permitted herein shall be null and void.

9. Plan. Notwithstanding any other provision of this Agreement, the Option is granted pursuant to the Plan, as shall be adopted by the Company, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no provision of the Plan shall deprive the Participant, without the Participant's consent, of the Option or of any of Participant's rights under this Agreement. The reasonable interpretation and construction by the Committee of the Plan, this Agreement and the Option, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan, shall be final and binding upon the Participant.

10. Stockholder Rights. Until the Option shall have been duly exercised to purchase such Option Shares and such shares have been officially recorded as issued on the Company's official stockholder records, no person or entity shall be entitled to vote, receive distributions or dividends or be deemed for any purpose the holder of any Option Shares, and adjustments for dividends or otherwise shall be made only if the record date therefor is subsequent to the date such shares are recorded and after the date of exercise and without duplication of any adjustment.

11. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall give the Participant any right to continue in the employ of the Company or any of its Affiliates, create any inference as to the length of employment of the Participant, affect the right of the Company or its Affiliates to Terminate the Employment of the Participant, with or without cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any of its Affiliates.

12. Disclosure Rights. The Company shall have no duty or obligation to affirmatively disclose to the Participant or a Representative, and the Participant or Representative shall have no right to be advised of, any material information regarding the Company or an Affiliate at any time prior to, upon or in connection with the exercise of an Option.

13. Changes in Company's Capital Structure. The existence of the Option shall not affect in any way the right or authority of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14. Investment Representation and Agreement. If, in the opinion of counsel for the Company, a particular representation is required under the Securities Act of 1933 or any other applicable federal or state law, or any regulation or rule of any governmental agency, the Company may require such representations as the Company reasonably may determine to be necessary.

15. Governing Law. This Agreement and the Option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois (other than its laws respecting choice of law).

16. Entire Agreement. This Agreement, together with the Plan, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

17. Amendment. Any amendment to this Agreement shall be in writing and signed by the Company and the Participant.

18. Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

19. Counterparts. This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

20. Notices. Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Secretary of the Company, at its then corporate headquarters, and to the Participant at his address as shown on the Company's records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time.

21. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

22. Severability. If any provision of this Agreement shall for any reason by held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

23. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed on the Participant or a Representative, and all rights granted to the Company hereunder, shall be binding upon the Participant's or the Representative's heirs, legal representatives and successors.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has hereunto set his hand, all as of the day and year first above written.


                             CAREER EDUCATION CORPORATION

                             By:  ________________________________________


                             _____________________________________________
                                                 Title



                             PARTICIPANT:



                             _____________________________________________